Prospectus Supplement	November 18, 2008

PUTNAM TAX SMART EQUITY FUND® Prospectus dated February 29, 2008

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s board of trustees has approved, the merger of Putnam Tax Smart Equity Fund® into Putnam Investors Fund, an equity fund which seeks long-term growth of capital and any increased income that results from this growth. The fund’s board of trustees believes this merger is in the best interests of Tax Smart Equity Fund shareholders for several reasons. Tax Smart Equity Fund’s shareholders will become investors in a fund with substantially similar investment objectives, investment policies and risk/return profiles and nearly identical portfolio holdings. Both funds invest in growth- and/or value-style stocks of U.S. companies with stock prices that reflect values lower than those which Putnam Management places on the companies. Moreover, the after-tax performance of the funds is substantially similar.

Putnam Management believes that simplifying its equity fund lineup, while still offering breadth and depth across asset classes, will make it easier for shareholders to differentiate funds and may increase the combined fund’s prospects for increased sales and economies of scale. In addition, Putnam Management believes that allowing portfolio managers to focus on fewer funds represents the most effective use of investment resources and creates an environment with the best opportunity for successful long-term investing on behalf of shareholders.

Subject to a number of conditions, the merger currently is expected to occur over the next approximately 30 to 60 days, but no later than March 31, 2009. The merger will be effected at the relative net asset values of the funds as of the close of business on the business day immediately before the merger. Shares of each class of Tax Smart Equity Fund will, in effect, be converted into shares of the same class of Investors Fund with the same aggregate net asset value. The merger is expected to be tax-free to shareholders of Tax Smart Equity Fund.

To align the portfolios of Tax Smart Equity Fund and Investors Fund, it is possible that Putnam Management could sell certain of Tax Smart Equity Fund’s portfolio securities before the merger. These transactions, if any, will result in brokerage commissions and other transaction costs, and may result in realization of capital gains that would be distributed to shareholders as taxable distributions.

Tax Smart Equity Fund will be closed to new accounts, and to the extent practicable, new investments in existing accounts (such closures are currently expected to occur on or about December 12, 2008). For more information about Investors Fund, please visit the Individual Investors’ section of www.putnam.com or call 1-800-225-1581 for a prospectus.

Please see below for discussion of the fund’s new portfolio managers, who are also the portfolio managers of Investors Fund.

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Portfolio Manager Changes

The section Who oversees and manages the fund? is supplemented to reflect that Gerard Sullivan and Robert Brookby now are the only officers of Putnam Management primarily responsible for the day-to-day management of the fund’s portfolio.

Mr. Sullivan was appointed a portfolio manager for the fund in July 2008. Since July 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Lead Portfolio Manager. He owned no fund shares in any Putnam fund as of October 31, 2008.

Mr. Brookby was appointed a portfolio manager for the fund in September 2008. Since September 2008, he has been employed by Putnam Management as a Senior Portfolio Manager. From 2000 to 2008, he was employed by American Century Investments as a Portfolio Manager. He owned no fund shares in any Putnam fund as of October 31, 2008.

The sub-section Investment management team is deleted in its entirety. The sub-section Compensation of investment professionals is replaced in its entirety by the following:

Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver top quartile or better performance over a rolling 3-year period versus peers on a pre-tax basis. For this fund, the peer group Putnam compares fund performance against is the Lipper Large-Cap Core Funds Category. Each portfolio manager is assigned an industry competitive incentive compensation target for achieving this goal. The target is based in part on the type and amount of assets the individual manages. The target increases or decreases depending on whether the portfolio manager’s performance is higher or lower than the top quartile, subject to a maximum increase of 50%, for a portfolio manager who outperforms at least 90% of his or her peer group, and a maximum decrease of 100%, for a portfolio manager who outperforms less than 25% of his or her peer group. For example, the target of a portfolio manager who outperforms 50% of his or her peer group would decrease 50%. Investment performance of a portfolio manager is asset-weighted across the products he or she manages.

Portfolio manager incentive compensation targets are also adjusted for company performance/economics. Actual incentive compensation may be greater or less than a portfolio manager’s target, as it takes into consideration team/group performance and qualitative performance factors. Incentive compensation includes a cash bonus and may also include grants of restricted stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

PUTNAM INVESTMENTS	254377 11/08